UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2006
SOLEXA, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-22570	94-3161073
(Commission File No.)	(IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBITS
EXHIBIT 10.47
EXHIBIT 10.48
EXHIBIT 10.49
EXHIBIT 10.50
EXHIBIT 10.51
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement
On July 5, 2006, Solexa, Inc. (“Solexa”) announced Richard H. Lussier joined Solexa as its Vice President, Sales and Field Operations. Solexa had entered into a letter agreement (the “Lussier Letter Agreement”) with Mr. Lussier dated May 19, 2006. Under the terms of the Lussier Letter Agreement, Mr. Lussier will receive an initial base salary of $240,000 per year, an annual bonus with a target of up to 30% of base salary pursuant to the terms of Solexa’s 2005-2006 Bonus Plan for 2006, and an option to purchase up to 75,000 shares of the common stock of Solexa pursuant to the terms of Solexa’s 2005 Equity Incentive Plan. In accordance with the Lussier Letter Agreement, Mr. Lussier was granted an option to purchase up to 75,000 shares of common stock which will become 25% vested twelve months from the date of grant, and the balance will vest in equal installments over the following 36 months. A copy of the Lussier Letter Agreement is attached hereto as Exhibit 10.47 and is incorporated herein by reference. A copy of the press release announcing the appointment of Mr. Lussier is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On July 5, 2006, Solexa entered into an amended and restated letter agreement with Omead Ostadan, its Vice President of Marketing (the “Ostadan Letter Agreement”). Under the terms of the Ostadan Letter Agreement, Mr. Ostadan will receive a base salary of $240,000 per year and an annual bonus with a target of up to 30% of base salary pursuant to the terms of Solexa’s 2005-2006 Bonus Plan for 2006. Mr. Ostadan will also be eligible to receive a bonus under any subsequently adopted bonus plan of Solexa applicable to his position with Solexa at the time of determination and in accordance with the terms thereof. A copy of the Ostadan Letter Agreement is attached hereto as Exhibit 10.48 and is incorporated herein by reference.
Solexa had entered into an amendment of the bonus provisions of its initial employment agreement with Mr. Ostadan (the “Ostadan Bonus Letter”). The Ostadan Bonus Letter provides that he is eligible to receive one of two alternative one-time bonuses, subject to the terms and conditions described therein and summarized below, as a supplement to other bonus compensation he may otherwise be entitled to.
Market Capitalization Bonus
In the event that the closing price of Solexa’s common stock equals or exceeds twenty-seven dollars and sixty cents ($27.60) per share (as presently constituted) for each of twenty-five (25) consecutive public trading days (the “Trading Period”), Mr. Ostadan will be entitled to receive a one-time bonus of seventy-seven thousand one hundred fifty-one (77,151) shares of Solexa common stock (as adjusted for stock splits, stock dividends or the like) pursuant to the terms of Solexa’s 2005 Equity Incentive Plan (the “Plan”) (the “Market Capitalization Bonus”). If it is reasonably determined by Solexa that it would be inadvisable or impractical for Mr. Ostadan to sell or otherwise dispose of a portion of the common stock constituting the Market Capitalization Bonus for the purposes of paying applicable taxes, Solexa may at its election provide cash compensation to Mr. Ostadan in lieu of a portion of the common stock sufficient to pay, valued based on the average of the per share closing prices during the Trading Period, the taxes applicable to the Market Capitalization Bonus, with the remaining portion of the Market Capitalization Bonus to be provided as Solexa common stock pursuant to the Plan.
Change in Control Bonus
In the event of a Change in Control (as defined in the Ostadan Bonus Letter), Mr. Ostadan shall be eligible to receive a bonus equivalent to one quarter of one per cent (.25%) of the amount by which the consideration received by Solexa’s stockholders as a direct result of the Change in Control exceeds the sum of one hundred fifty million dollars ($150,000,000) plus the aggregate gross proceeds received by Solexa through sales of equity securities after the effective date of the Ostadan Bonus Letter (the “Change in Control Bonus”). The Change in Control Bonus will be provided to Mr. Ostadan in the same form as the consideration received by Solexa’s stockholders as a direct result of the Change in Control, provided that, Solexa may in its sole discretion elect to substitute cash for all or any portion of the securities or other non-cash consideration that would otherwise be payable based on the value thereof established in the Change in Control.
A copy of the Ostadan Bonus Letter is attached hereto as Exhibit 10.49 and is incorporated herein by reference.
Solexa also entered into indemnity agreements with Messrs. Lussier and Ostadan on July 5, 2006 (together, the “Indemnity Agreements”). The Indemnity Agreements provide, among other things, that Solexa will indemnify Messrs. Lussier and Ostadan, under the circumstances and to the extent provided for therein, for certain expenses which each of them may be required to pay in connection with certain claims to which each of them may be made a party by reason of his respective position at Solexa, and otherwise to the fullest extent permitted under Delaware law and Solexa’s Bylaws.
The Indemnity Agreements are attached as Exhibits 10.50 and 10.51 hereto and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

10.47	Letter Agreement, dated as of May 19, 2006, by and between Solexa, Inc. and Richard H. Lussier.

10.48	Letter Agreement, dated as of July 5, 2006, by and between Solexa, Inc. and Omead Ostadan.

10.49	Letter Agreement regarding New Alternative One-Time Bonus Agreement, dated May 23, 2006, by and between Solexa, Inc. and Omead Ostadan.

10.50	Indemnity Agreement, dated as of July 5, 2006, by and between Solexa, Inc. and Richard H. Lussier.

10.51	Indemnity Agreement, dated as of July 5, 2006, by and between Solexa, Inc. and Omead Ostadan.

99.1	Press Release, dated July 5, 2006, entitled “Solexa Names Richard H. Lussier Vice President, Sales and Field Operations.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.

Dated: July 6, 2006	By:	/s/ Linda Rubinstein

	Name:	Linda Rubinstein
	Title:	Vice President and Chief
Financial Officer

EXHIBITS

10.47	Letter Agreement, dated as of May 19, 2006, by and between Solexa, Inc. and Richard H. Lussier.

10.48	Letter Agreement, dated as of July 5, 2006, by and between Solexa, Inc. and Omead Ostadan.

10.49	Letter Agreement regarding New Alternative One-Time Bonus Agreement, dated May 23, 2006, by and between Solexa, Inc. and Omead Ostadan.

10.50	Indemnity Agreement, dated as of July 5, 2006, by and between Solexa, Inc. and Richard H. Lussier.

10.51	Indemnity Agreement, dated as of July 5, 2006, by and between Solexa, Inc. and Omead Ostadan.

99.1	Press Release, dated July 5, 2006, entitled “Solexa Names Richard H. Lussier Vice President, Sales and Field Operations.”